June 21, 2019

Supplement

SUPPLEMENT DATED JUNE 21, 2019 TO THE PROSPECTUS OF
Morgan Stanley Mortgage Securities Trust, Dated February 28, 2019

Effective August 1, 2019, the first sentence of the second paragraph of the section of the Prospectus entitled "Fund Summary—Fees and Expenses" is hereby deleted and replaced with the following:

For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share ("NAV") of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A, Class B, Class L and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled "Shareholder Information—Share Class Arrangements") as of the date of the transaction as well as Class A, Class B, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Liquid Assets Prime, Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios (as defined in the section of the Prospectus entitled "Shareholder Information—How to Exchange Shares—Permissible Fund Exchanges") and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled "Shareholder Information—How to Exchange Shares—Permissible Fund Exchanges") that you acquired in an exchange of Class A, Class B, Class L or Class C shares of the Fund or Class A, Class B, Class L or Class C shares of another Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Liquid Assets Prime, Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios already held in Related Accounts as of the date of the transaction, amounts to $100,000 or more.

Effective August 1, 2019, the table in the section of the Prospectus entitled "Fund Summary—Fees and Expenses—Shareholder Fees" is hereby deleted and replaced with the following:

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class L	Class I	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.25%	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None[1]	5.00%[2]	None	None	1.00%[3]	None

Effective August 1, 2019, each row with respect to Class A in the tables entitled "If you SOLD Your Shares" and "If You HELD Your Shares" in the section of the Prospectus entitled "Fund Summary—Fees and Expenses—Example" is hereby deleted and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class A	$424	$697	$991	$1,826

Effective August 1, 2019, the eighth paragraph and table in the section of the Prospectus entitled "Shareholder Information—Share Class Arrangements" are hereby deleted and replaced with the following:

The chart below compares the sales charge and annual 12b-1 fee applicable to each class:

Class	Sales Charge	Maximum Annual 12b-1 Fee
A	Maximum 3.25% initial sales charge reduced for purchases of $100,000 or more; shares purchased without an initial sales charge are generally subject to a 0.50% CDSC if sold during the first 18 months	0.25%
B	Maximum 5.00% CDSC during the first year decreasing to 0% after six years	0.85%
L	None	0.50%
I	None	None
C	Maximum 1.00% CDSC on sales made within one year after the last day of the month of purchase	1.00%
IS	None	None

Effective August 1, 2019, the first and second paragraphs and table in the section of the Prospectus entitled "Shareholder Information—Share Class Arrangements—Class A Shares" are hereby deleted and replaced with the following:

Class A shares are sold at NAV plus an initial sales charge of up to 3.25% of the public offering price. The initial sales charge is reduced for purchases of $100,000 or more according to the schedule below. Investments of $500,000 or more are not subject to an initial sales charge, but are generally subject to a CDSC of 0.50% on sales made within 18 months after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. In addition, the CDSC on Class A shares will be waived in connection with sales of Class A shares for which no commission or transaction fee was paid by the Distributor or Financial Intermediary at the time of purchase of such shares. Class A shares are also subject to a distribution and shareholder services (12b-1) fee of up to 0.25% of the average daily net assets of the class. The maximum annual 12b-1 fee payable by Class A shares is lower than the maximum annual 12b-1 fee payable by Class B, Class L or Class C shares.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:

	Front-End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $100,000	3.25%	3.36%	3.00%
$100,000 but less than $250,000	2.00%	2.04%	1.75%
$250,000 but less than $500,000	1.00%	1.01%	0.75%
$500,000 and over*	0.00%	0.00%	0.00%

*  The Distributor may pay a commission of up to 0.50% to a Financial Intermediary for purchase amounts of $500,000 or more.

Effective August 1, 2019, the section of the Prospectus entitled "Shareholder Information—Share Class Arrangements—Class A Shares—Right of Accumulation" is hereby deleted and replaced with the following:

Right of Accumulation. Your sales charge may be reduced if you invest $100,000 or more in a single transaction, as calculated below:

(a) the NAV of Class A shares of the Fund being purchased plus the total of the NAV of any Class A, Class B, Class L and Class C shares of the Fund held in Related Accounts as of the transaction date,

(b) plus the total of the NAV of Class A, Class B, Class L and Class C Shares of any other Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Liquid Assets Prime, Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios (including shares of Morgan Stanley Money Market Funds (as defined herein) that you acquired in a prior exchange of Class A, Class B, Class L or Class C shares of the Fund or Class A, Class B, Class L or Class C shares of another Morgan Stanley Multi-Class Fund, excluding Morgan Stanley Institutional Fund Trust Liquid Assets Prime, Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios) held in Related Accounts as of the transaction date.

Effective August 1, 2019, the first sentence of the section of the Prospectus entitled "Shareholder Information—Share Class Arrangements—Class A Shares—Other Sales Charge Waivers" is hereby deleted and replaced with the following:

In addition to investments of $500,000 or more, your purchase of Class A shares is not subject to a front-end sales charge if your account qualifies under one of the following categories:

Please retain this supplement for future reference.

MSMSTPROSUP 6/19